CONDENSED CONSOLIDATED UNAUDITED INTERIM STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Profit or loss [abstract]
Revenues	$ 24,168	$ 19,100
Cost of revenues	6,059	4,751
Gross profit	18,109	14,349
Research and development expenses	4,676	3,337
Selling and marketing expenses	9,102	7,623
General and administrative expenses	3,177	2,710
Total operating expenses	16,955	13,670
Operating profit	1,154	679
Finance income	3,414	1,115
Finance expense	1,207	808
Profit before income taxes	3,361	986
Income taxes	227	275
Net profit and total comprehensive income	$ 3,134	$ 711
Basic net loss per share	$ 0.08	$ 0.02
Diluted net loss per share	$ 0.07	$ 0.02